Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Laurin Hahn, Co-Chief Executive Officer of Sono Group N.V. (the “Company”) “Company”)”), Jona Christians, Co-Chief Executive Officer of the Company, and Torsten Kiedel, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

 1.         the Annual Report on Form 20-F of the Company for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

 2.         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: December 22, 2023

 By: /s/ Laurin Hahn

 Co-Chief Executive Officer

 By: /s/ Jona Christians

 Co-Chief Executive Officer

 By: /s/ Torsten Kiedel

 Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.